Exhibit 99.2

Amended Merger Agreement to Acquire Carmike Cinemas, Inc. July 25, 2016

Disclaimer 2 This presentation includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “forecast,” “plan,” “estimate,” “will,” “would,” “project,” “maintain,” “intend,” “expect,” “anticipate,” “strategy,” “future,” “likely,” “may,” “should,” “believe,” “continue,” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Similarly, statements made herein and elsewhere regarding the pending acquisitions of Odeon & UCI and Carmike Cinemas (collectively “the targets”) are also forward-looking statements, including statements regarding the anticipated closing date of the acquisitions, the source and structure of financing, management’s statements about effect of the acquisitions on AMC’s future business, operations and financial performance and AMC’s ability to successfully integrate the targets into its operations. These forward-looking statements are based on information available at the time the statements are made and/or managements’ good faith belief as of that time with respect to future events, and are subject to risks, trends, uncertainties and other facts that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. These risks, trends, uncertainties and facts include, but are not limited to, risks related to: the parties’ ability to satisfy closing conditions in the anticipated time frame or at all; obtaining regulatory approval, including the risk that any approval may be on terms, or subject to conditions, that are not anticipated; obtaining the Carmike stockholders approval for the Carmike transaction; the possibility that these acquisitions do not close, including in circumstances in which AMC would be obligated to pay a termination fee or other damages or expenses; related to financing these transactions, including AMC’s ability to finance the transactions on acceptable terms and to issue equity at favorable prices; responses of activist stockholders to the transactions; AMC’s ability to realize expected benefits and synergies from the acquisitions; AMC’s effective implementation, and customer acceptance, of its marketing strategies; disruption from the proposed transactions-making it more difficult to maintain relationships with customers, employees or suppliers; the diversion of management time on transaction-related issues; the negative effects of this announcement or the consummation of the proposed acquisitions-on the market price of AMC’s common stock; unexpected costs, charges or expenses relating to the acquisitions; unknown liabilities; litigation and/or regulatory actions related to the proposed transactions; AMC’s significant indebtedness, including the indebtedness incurred to acquire the targets; AMC’s ability to utilize net operating loss carry-forwards to reduce future tax liability; continued effectiveness of AMC’s strategic initiatives; the impact of governmental regulation, including anti-trust investigations concerning potentially anticompetitive conduct, including film clearances and participation in certain joint ventures; operating a business in markets AMC is unfamiliar with; the United Kingdom’s exit from the European Union; and other business effects, including the effects of industry, market, economic, political or regulatory conditions, future exchange or interest rates, changes in tax laws, regulations, rates and policies; and risks, trends, uncertainties and other facts discussed in the reports AMC has filed with the SEC. Should one or more of these risks, trends, uncertainties or facts materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by the forward-looking statements contained herein. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. For a detailed discussion of risks, trends and uncertainties facing AMC, see the section entitled “Risk Factors” in AMC’s Annual Report on Form 10-K, filed with the SEC on March 8, 2016, and the risks, trends and uncertainties identified in their other public filings. AMC does not intend, and undertakes no duty, to update any information contained herein to reflect future events or circumstances, except as required by applicable law.

Legends 3 Important Additional Information Regarding the Merger This presentation may be deemed to be solicitation material in respect of the proposed merger of Carmike with and into a wholly -owned subsidiary of AMC. In connection with the proposed merger, AMC and Carmike will file with the Securities and Exchange Commission (“SEC”) a Registra tion Statement on Form S-4 (the “Registration Statement”) containing a prospectus with respect to the AMC common stock to be issued in the proposed merger an d a proxy statement of Carmike in connection with the proposed merger (the “Proxy Statement/Prospectus”). The proxy statement of Carmike contained in the Proxy Statement/Prospectus will replace the definitive proxy statement which Carmike previously filed with the SEC on May 23, 2016 and mailed to its stockholders on or about May 25, 2016. Each of AMC and Carmike intends to file other documents with the SEC regarding the proposed merger. The definitive Proxy Statement/Prospectus will be mailed to stockholders of Carmike and will contain important information about the proposed merger and related matters. BEFORE MAKING ANY INVESTMENT OR VOTING DECISION, CARMIKE’S STOCKHOLDERS ARE URGED TO READ CAREFULLY THE DEFINITIVE PROXY STATEMENT/PROSPECTUS IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT AMC OR CARMIKE HAS FILED OR MAY FILE WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER, OR WHICH ARE INCORPORATED BY REFERENCE IN THE DEFINITIVE PROXY STATEMENT/PROSPECTUS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Carmike’s stockholders will be able to obtain, free of charge, copies of the definitive Proxy Statement/Prospectus and Regist ration Statement, when available, and other relevant documents filed by AMC and Carmike with the SEC, at the SEC’s website at www.sec.gov. In addition, Carmike’s s tockholders may obtain free copies of the Proxy Statement/Prospectus and other relevant documents filed by Carmike with the SEC from Carmike’s website at http:/ /www.carmikeinvestors.com/. This communication does not constitute an offer to buy or exchange, or the solicitation of an offer to sell or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. This communication is not a substitute for any prospectus, proxy statement or any other document that AMC or Carmike may file with the SEC in connection with the proposed merger. Participants in the Solicitation This communication does not constitute a solicitation of a proxy from any stockholder with respect to the proposed merger. However , each of AMC, Carmike and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies from Carmike’s stockholders with respect to the proposed merger. More detailed information regarding the identity of these potential participants, and any direct or indirect interest s they may have in the proposed merger, by security holdings or otherwise, will be set forth in the Proxy Statement/Prospectus, which will replace the definitive proxy statement which Carmike previously filed with the SEC on May 23, 2016 and mailed to its stockholders on or about May 25, 2016. Additional information concerning AMC’s directors and executive officers is set forth in the definitive proxy statement filed by AMC with the SEC on March 15, 2016 and in the Annual Report on Form 10 -K filed by AMC with the SEC on March 8, 2016. These documents are available to Carmike stockholders free of charge from the SEC’s website at www.sec.gov and from the investor re lations section of AMC’s website at amctheatres.com. Additional information concerning Carmike’s directors and executive officers and their ownership of Carmike common stock is set forth in the proxy statement for Carmike’s most recent annual meeting of stockholders, which was filed with the SEC on April 15, 2016 and in the Annual Report on Form 10-K filed by Carmike with the SEC on February 29, 2016. These documents are available to Carmike stockholders free of charge from the SEC’s website at www.sec.gov and from Carmike’s website at http://www.carmikeinvestors.com/.

Situation Update   AMC has raised its offer price to $33.06 per Carmike share   Shareholders can elect to receive $33.06 in cash or 1.0819 AMC shares per Carmike share   Subject to proration such that the aggregate consideration is 70% in cash and 30% in AMC stock   32% premium to Carmike’s unaffected share price(1)   9.2x Enterprise Value / LTM Adj. EBITDA purchase multiple(2) which is a premium to AMC’s multiple Revised offer is responsive to feedback from Carmike shareholders and the proxy advisory firms (ISS and Glass Lewis)   Increased offer value by $3.06 per share or 10.2%   Carmike shareholders receive approximately 7.4% (3) of the largest theatre company in the world which allows:       Participation in future upside associated with rollout of AMC’s strategic growth initiatives Receipt of AMC’s quarterly dividend which is expected to be maintained   New valuation represents a premium to the US public comps and precedent Carmike transactions AMC and Carmike have signed an amended merger agreement on the revised offer terms   Carmike Board has recommended the offer The rationale to acquire Carmike continues to be valid and the updated structure remains attractive to AMC shareholders         Creates a larger system of theatres nationwide Provides an opportunity to roll-out AMC’s guest-friendly movie going initiatives across a broader network of theaters Expects cost efficiencies and synergies Issuance of equity reduces financial leverage and financing costs       The revised offer represents AMC’s “best and final” offer for Carmike Note: Because the exchange ratio is fixed and the market value of AMC stock will fluctuate, the actual value of the merger consideration will fluctuate. (1) (2) (3) As of March 3, 2016. As of March 31, 2016. Net of stock based compensation (“SBC”) and M&A expenses. Assumes AMC / Odeon transaction closes based on current FX and AMC stock price. 4

Transaction Highlights Expands Platform For Growth Initiatives Creates the #1 US Exhibitor Significant Cost Savings Complementary Footprints           Combination of AMC and Carmike results in over 600 US theatres in 45 states and the District of Columbia Increases platform for AMC’s strategic growth initiatives, which benefits the combined company Expect significant annual cost synergies of approximately $35 million Circuits with limited geographic overlap and complementary genre box office performance AMC receives founder shares in National CineMedia, LLC to become largest founding shareholder subject to taxes and make-whole payments(1) 5 (1) Founder shares received are subject to federal, state and other taxes. Additionally, AMC is required to provide make-whole payment to NCMI for the remaining life of the Carmike Screenvision contract.

Transaction Overview • Offer price of $33.06 per Carmike share     32% premium to Carmike’s unaffected share price(1) Shareholders can elect to receive $33.06 in cash or 1.0819 AMC shares per Carmike share Subject to proration such that the aggregate consideration is 70% in cash and 30% in AMC stock Total Enterprise Value of $1.2 billion Enterprise Value / LTM Adj. EBITDA purchase multiple of 9.2x(2)       • Expect annual cost synergies of approximately $35 million  Synergy adjusted Enterprise Value / LTM Adj. EBITDA purchase multiple of 6.8x(3) • AMC will assume and / or refinance Carmike’s debt and capital leases • AMC and Carmike have signed an amended merger agreement, which has been approved by the AMC and Carmike boards • Maintain two brands, one focused on large, urban areas and one focused on midsize non-urban areas • Eliminate redundant overhead costs • Shareholder vote required only for Carmike • Subject to regulatory approvals and other customary closing conditions • Debt financing commitment is in place for both Carmike and Odeon • Expected to close by the end of 2016 Note: Because the exchange ratio is fixed and the market value of AMC stock will fluctuate, the actual value of the merger consideration will fluctuate. (1) (2) (3) As of March 3, 2016. As of March 31, 2016. Net of stock based compensation (“SBC”) and M&A expenses. As of March 31, 2016. 6 Closing Conditions & Timing Combined Operating Strategy Key Transaction Terms

Value Creation Thesis Still Intact for AMC Odeon Transaction Created Largest Circuit in World (Screen Count) 10,570   Increases opportunity for deployment of strategic growth initiatives 7,329 5,840       5,380 Expect annual cost synergies of approximately $35 million 4,548 2,954 2,565 2,236 2,011 1,753 1,666 Expects to maintain quarterly dividend Pro Forma Receive founder shares in National CineMedia, LLC to become largest founding shareholder subject to taxes and make-whole payments(1) Carmike Would Make AMC Largest in US (Screen Count) 8,334 4,551 Pro Forma (US) 7 Source: Public filings. (1) Founder shares received are subject to federal, state and other taxes. Additionally, AMC is required to provide make-whole payment to NCMI for the remaining life of the Carmike Screenvision contract. 7,329 5,380 2,954

Transaction is Attractive to Carmike Shareholders   Equity participation in world’s leading theatrical exhibition company   Revised offer represents a substantial premium to:   Carmike’s unaffected stock price(1) and various historical VWAPs   US public comps and precedent Carmike transactions   Carmike shareholders will benefit from AMC’s expertise   Believe combined prospect better for Carmike shareholders than standalone 8 Note: Because the exchange ratio is fixed and the market value of AMC stock will fluctuate, the actual value of the merger consideration will fluctuate. (1) As of March 3, 2016.

Assembling the World’s Leading Theatrical Exhibition Company Post Transaction + + = 360 Attendance(1) (in millions) 65 903 Theatres(2) 276 242 10,570 Screens(2) 2,954 2,236 Attendance / Screen (000s)(3) 39.3 41.0 22.3 34.8 $5,042 Revenue(1) ($ in million) Revenue / Screen (000s)(3) $591 $517 $488 $283 Source: Public filings. 9 (1) (2) (3) LTM as of March 31, 2016. As of March 31, 2016. Based on average screens for period March 31, 2015 – March 31, 2016. $3,060 $1,156$826 5,380 385 203 92

Revised Offer Represents a Substantial Premium 10 Note: Market data as of March 3, 2016. Because the exchange ratio is fixed and the market value of AMC stock will fluctuate, the actual value of the merger consideration will fluctuate. (1) VWAP defined as volume weighted average price. Period Price(1) % Premium Spot Prior to Deal Announcement (03/03/2016) $25.11 1-Week VWAP (02/26/2016) 24.08 4-Week VWAP (02/05/2016) 21.58 3-Month VWAP 21.96 6-Month VWAP 22.42 31.7% 37.3 53.2 50.6 47.5

Revised Offer Represents a Premium Valuation

- US public comps and Carmike precedent transactions represent the most relevant valuation benchmark
- International public comps and precedents are not comparable given different operating environments, accounting standards and corporate tax laws

Significant Premium to US Comparables…
(Enterprise Value / LTM Adj. EBITDA[(1)])



9.2x
8.9x
8.7x
8.5x
REGAL ENTERTAINMENT GROUP
CINEMARK

…And to Precedent Carmike Transactions
(Transaction Value / LTM Adj. EBITDA Post-Synergies)



6.8x
6.7x
6.5x
5.9x
5.1x(2)
Transaction
AMC / Carmike
Carmike / Digiplex
Carmike / Sundance
Carmike / Muvico
Carmike / Rave
Date Announced
7/25/2016
5/15/2014
10/6/2015
11/4/2013
10/1/2012

Source: Company filings, press releases and Carmike management.
Note: Because the exchange ratio is fixed and the market value of AMC stock will fluctuate, the actual value of the merger consideration will fluctuate.
(1) As of 3/31/2016. Net of stock based compensation ("SBC") and M&A expenses. Excludes NCMI cash distribution which are included in AMC, Regal and Cinemark's reported Adj. EBITDA
(2) Carmike acquired 16 out of 21 theatres.

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Carmike Shareholders Revenue / Average Screen (LTM March 2016, ‘000s) $591 Will Benefit From AMC’s Expertise $440 (US) Attendance / Average Screen (LTM March 2016,‘000s) Per Patron Metrics (LTM March 2016, in $) CPP & Other(1) ATP $15.04 $14.69 (US) 12 Source: Company filings. (1) AMC, Regal and Cinemark (US) include concessions and other non-concession revenues based on respective public filing disclosures to be comparable to Carmike’s disclosure. $5.43 $12.01 $5.12 $12.67 $4.98 $4.46 $9.62 $9.57 $7.56 $7.69 39.3 40.4 29.9 22.3 $485 $283

Combined Prospect Better for Carmike Shareholders than Standalone

Carmike Management Projections Have Been Revised Down Over Time

2017E Revenue

($ in millions)


$1,222
($201)
(16%)
$1,021
($347)
(28%)
$875
February 2015 Projections
(With Acquisitions)
March 2016 Projections
(With Acquisitions)
March 2016 Projections
(Without Acquisitions)

2017E EBITDA[(1)]

($ in millions)


$196
($24)
(12%)
$172
($46)
(23%)
$150
February 2015 Projections
(With Acquisitions)
March 2016 Projections
(With Acquisitions)
March 2016 Projections
(Without Acquisitions)

Carmike Has Consistently Traded at a Discount to Peers

- Carmike has traded at an average discount of 1.3x to the peer median over the last 10 years, and 1.0x to AMC since IPO
- We believe Carmike's valuation discount to peers is due to:
  - Lack of scale
  - Slowing M&A pipeline for growth
  - Earnings shortfalls (relative to Street expectations)
  - Weaker operational and productivity metrics
  - No annual dividend

Source: Carmike SEC proxy filing.
(1) EBITDA is defined as earnings before interest, taxes, depreciation and amortization.

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Other Factors Influencing AMC's Valuation

Significant Integration & Transaction Costs	• The public discussion to date has erroneously neglected to factor in that the Carmike transaction's value to AMC is materially reduced by the value leakage from: – Regulatory driven theatre and other potential divestitures – Tax implications regarding the receipt of NCMI founders shares – Required quarterly make-whole payments to be made to NCMI – Significant company integration and transaction costs
Additional Investment Required	• The deployment of growth initiatives is to be funded by AMC's capital and is at its own risk
Screenvision	• Carmike's Screenvision investment is a minority stake in a privately held company, valued at $7 million as of March 31, 2016 • AMC is currently a 18%[(1)] owner of NCMI, a publicly traded competitor to Screenvision
NOLs	• Usage of Carmike's NOLs is limited based on prior Carmike acquisitions, which diminishes the value of the NOLs to AMC significantly • Carmike transaction generates no material value from accelerating AMC's own NOL utilization

Source: Company filings.
(1) Including 200,000 shares of NCM, Inc.

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Transaction Financing Overview   Fully committed debt financing   TLB commitment of $225 million (under existing accordion capacity)   $300 million subordinated bridge loan commitment   $230 million of Carmike senior secured notes stay in place (received change control waiver) of   Expected to close by the end of 2016   Pro forma for both the Odeon and Carmike transactions AMC's net leverage expected to be 4.25x - 4.50x at closing is   The company anticipates exploring various alternatives, including the issuance of equity, to reduce net leverage to approximately 4.0x 15

Key       Takeaways AMC’s “best and final” offer represents a highly attractive premium for Carmike shareholders with further upside from equity participation Revised offer is responsive to feedback from Carmike shareholders and the proxy advisory firms (ISS and Glass Lewis) Transaction remains an attractive opportunity for AMC’s shareholders             Improves AMC’s position to the #1 US theatre operator Enhanced opportunities for AMC’s strategic growth initiatives Expect approximately $35 million annual run-rate synergies Minimal overlap between AMC’s large urban areas and Carmike’s non-urban areas midsize Receive additional founder shares in National CineMedia, LLC to become largest founding shareholder subject to taxes and make-whole payments(1) Expects to maintain quarterly dividend Note: Because the exchange ratio is fixed and the market value of AMC stock will fluctuate, the actual value of the merger consideration will fluctuate. (1) Founder shares received are subject to federal, state and other taxes. Additionally, AMC is required to provide “make-whole” payment to NCMI for the remaining life of the Carmike Screenvision contract. 16